______________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2007

GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 12, 2007, GeoResources, Inc. issued a press release announcing financial results for the third quarter and nine months ended September 30, 2007.  A copy of the press release is furnished with this report as Exhibit 99.7, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.7	GeoResources, Inc. Press Release dated November 12, 2007.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

/s/ Frank A. Lodzinski

By: Frank A. Lodzinski, President

Date: November 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.7	GeoResources, Inc. Press Release dated November 12, 2007.

EXHIBIT 99.7
Contact:  Cathy Kruse
Telephone: 701-572-2020 ext 113
cathyk@geoi.net
FOR IMMEDIATE RELEASE

GeoResources, Inc. Reports Significantly Increased Net Income for the Third Quarter over the Second Quarter of 2007

Houston, Texas November 12, 2007 – GeoResources, Inc., (NASDAQ:GEOI), today announced its operating results for the three month and nine month periods ended September 30, 2007. The Company announced net income, for the third quarter, of $1,412,000, or $.10 per share, on revenue of $8,635,000. Earnings before interest, taxes, depreciation, depletion and amortization (EBITDA) for the quarter was $4,100,000. The operating results represent a significant increase over the second quarter of 2007.

Management advises interested parties that the Company consummated a merger (“Merger”) in April 2007 and current period earnings and related information contained in this release are not entirely comparable to corresponding  periods in 2006 for several reasons including: (1) the financial statements presented for corresponding  periods in 2006, in accordance with generally accepted accounting principles, are those of the largest party to the Merger, Southern Bay Oil & Gas LP (‘Southern Bay”), which was a private partnership and not a taxable entity, therefore no income tax expense was reported in 2006, (2) Southern Bay’s operating results in 2006 included significant non-recurring income and (3) the combined entity incurred significant charges related to the Merger in 2007, which management believes are largely non-recurring.

For further clarification, management also advises that the results announced herein for the periods in 2007 do not include the recently announced acquisition of producing oil and gas properties, which effectively doubles the size of the Company in terms of reserves, production and cash flows.

Accordingly, interested parties should review (1) the SEC Form 10-QSB for the period ended September 30, 2007, which discusses the Merger and the recent acquisition, (2) the press releases issued on October 18, 2007 and October 23, 2007 related to the aforementioned acquisitions and operations, respectively and (3) all related SEC filings.

Subject to the above comments, GeoResources is reporting the results of operations for the three month and nine month periods ended September 30, 2007 and corresponding periods in the prior year. For the third quarter 2007 net income was $1,412,000, or $.10 per share, on revenue of $8,635,000. Third quarter 2006 net income was $1,945,000 on revenue of $4,927,000.  Income before income taxes for the quarter was $2,346,000 in 2007 versus $1,945,000 in 2006.  EBITDA for the third quarter of 2007 was $4,100,000.  EBITDA was $2,814,000 for the third quarter of 2006.

Net income for the nine months ended September 30, 2007 was $949,000 or $0.08 per share, on revenue of $21,038,000. Year to date net income was reduced by significant charges related to the Merger totaling $2,904,000.  As shown in the table below, such charges include the actual costs of the Merger and non-cash charges related to equity based compensation and net deferred income taxes.  Reported net income for the nine months ended September 30, 2006 was $4,688,000, on revenue of $13,191,000.  Income before income taxes for the first nine months of 2007 was $3,738,000 and $ 4,688,000 for the similar period in 2006.

Without any adjustments for the non-recurring charges shown below, EBITDA for the first nine months of 2007 was $8,707,000. EBITDA was $7,035,000 for the similar period in 2006.  Without certain non-recurring charges associated with the Merger, as listed in the table below, EBITDA for the first nine months of 2007 would have been $10,056,000.  See the table below for a reconciliation of actual net income to EBITDA for the respective periods.

In the third quarter of 2007, natural gas sales totaled 330 MMcf and were 136 MMcf in the third quarter of 2006.  Oil sales for the third quarter of 2007 totaled 88 Mbbls and were 47 Mbbls in the third quarter of 2006.  The average realized price of natural gas was $5.63 per Mcf for the third quarter of 2007, or 12% less than the third quarter of the prior year.  The average realized price of oil was $64.08 per barrel or 9% more than the third quarter in the prior year.

For the nine months ended September 30, 2007, natural gas sales totaled 883 MMcf or 89% greater than the 467 MMcf sold during the first nine months of 2006.  Oil sales for the first nine months of 2007 increased 61% to 216 Mbbls from 134 Mbbls in the first nine months of 2006.  The average realized price of natural gas was $6.26 per Mcf for the first nine months of 2007 or 11 % less than the first nine months of the prior year.  The average realized price of oil was $58.40 per barrel or 5% more for the first nine months of 2007 than the first nine months in the prior year.

The significant increases in production in the three and nine months periods ended September 30, 2007 over the same periods of 2006, are a direct result of the Merger, certain producing property acquisitions and drilling activities , offset by production declines in Gulf Coast wells.

Frank A. Lodzinski, President and Chief Executive Officer of GeoResources, Inc., said, “We are pleased to report that our earnings for the third quarter of 2007 increased over the second quarter. Our earnings and cash flows from continuing operations have increased as a direct result of our Merger, acquisition and drilling activities. We expect increased future earnings as a result of our recently announced producing property acquisition, which closed in October 2007.  Fiscal 2007 has been a transitional and defining year for the Company.  We now produce over 3,400 BOE per day. Having built our reserve and cash flow foundation, we can now focus our attention to our capital expenditure program and further expansion of our acreage and drilling inventory. In addition, we will continue to search for accretive acquisitions and mergers.  We believe our diversified approach will provide continued profitable growth for the Company.

                The following tables reconcile our EBITDA to our reported net income for the periods indicated:

	Three Months Ended September 30,
	2007	2006
EBITDA (1)

Net income	$1,412,091	$1,945,051
Add back:
Interest expense	25,096	135,958
Income tax (2)	934,376	-
Depreciation, depletion and amortization	1,728,336	732,656

EBITDA	$4,099,899	$2,813,665

	Nine Months Ended September 30,
	2007	2006

Net income	$949,466	$4,687,652
Add back:
Interest expense	380,423	174,074
Income tax (2)	2,788,075	-
Depreciation, depletion and amortization	4,589,243	2,172,856

EBITDA	$8,707,207	$7,034,582

(1) EBITDA is defined as earnings before interest, income taxes, depreciation, depletion and amortization, EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.
(2) Includes deferred income tax expense of $381,217 and $2,138,885 recognized in the quarter and year to date periods, respectively.  The effect of Southern Bay becoming a taxable entity gave rise to a nonrecurring deferred tax of $1,555,000, which, as required under generally accepted accounting principles, was charged to expense in the second quarter.

Non recurring charges:

During the nine months ended September 30, 2007, the Company recognized certain significant charges which it believes are largely non-recurring.  The table lists such costs.

Nine Months Ended
September 30, 2007

Non-cash equity based compensation (1)	$ 523,598
Professional fees	467,472
NASDAQ Global Market entry fee	100,000
Merger related proxy costs	86,937
Western Star Drilling (2)	96,114
Other	75,000
Subtotal	1,349,121
Income taxes (3)	1,555,000

Total	$ 2,904,121

(1)
Represents non-cash required charge to expense resulting from acceleration of certain vesting requirements associated with Southern Bay’s equity incentive plan which was eliminated pursuant to the Merger, and stock bonuses issued to employees of GeoResources.

(2)	Costs associated with sold operations.
(3)
Represents a nonrecurring charge, attributable to Southern Bay becoming a taxable entity.  Generally accepted accounting principles require that when an entity’s tax status changes from nontaxable to taxable, the deferred taxes related to differences in the accounting basis of net assets and their tax basis be recognized in the period of that change in status.

About GeoResources, Inc.

GeoResources, Inc. is an independent oil and gas company engaged in the acquisition and development of oil and gas reserves through an active and diversified program which includes purchases of reserves, re-engineering, and development and exploration activities, currently focused in Texas, Louisiana, North Dakota, Montana and Colorado.  In April 2007, the Company completed its Merger with Southern Bay and Chandler Energy, LLC.   The Company conducts its exploration development and production operations through wholly owned subsidiaries.  Activities in the Southern Region are conducted through Southern Bay Energy, LLC, located in Houston, Texas and Northern Region operations are conducted through G3 Energy LLC, located in Denver, Colorado.  The Company also maintains a regional office in Williston, North Dakota.  For more information, visit our website at www.georesourcesinc.com.

Forward-Looking Statements
Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may," "will," "expect," "anticipate," "estimate" or "continue," or comparable words.  All statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements.  Readers are encouraged to read the SEC reports of the Company, Readers are encouraged to read the December 31, 2006 Annual Report on Form 10-KSB, the March 31, 2007 and the June 30, 2007 quarterly reports on Form 10-QSB, and the proxy statement dated February 23, 2007 and any and all other relevant documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain free copies of filings containing information about GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov).

GEORESOURCES, INC. and SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)
	September 30,	December 31,
	2007	2006

ASSETS
Current assets:
Cash	$17,372,026	$6,216,822
Accounts receivable:
Oil and gas revenues	15,505,694	7,201,902
Joint interest billings and other	5,543,145	2,294,237
Accounts receivable from affiliated partnerships	3,484,948	1,742,174
Notes receivable	860,000	-
Prepaid expenses and other	466,734	352,515
Total current assets	43,232,547	17,807,650

Oil and gas properties, successful efforts method:
Proved properties	83,561,738	34,204,118
Unproved properties	4,369,539	1,643,041
Office and other equipment	996,574	292,297
Land	96,462	96,462
	89,024,313	36,235,918
Less accumulated depreciation, depletion and amortization	(9,596,338)	(5,007,095)
Net property and equipment	79,427,975	31,228,823
Other assets:
Equity in oil and gas limited partnerships	3,356,493	1,517,430
Notes receivable and other	1,323,174	113,123
	$127,340,189	$50,667,026
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,944,391	$5,225,291
Accounts payable to affiliated partnerships	5,934,142	2,201,141
Revenues and royalties payable	16,798,617	7,347,702
Drilling advances	2,888,180	2,120,770
Accrued expenses payable	1,754,204	915,445
Commodity hedges	941,987	1,685,938
Total current liabilities	34,261,521	19,496,287
Long-term debt	-	5,000,000
Deferred income taxes	3,725,420	32,535
Asset retirement obligations	5,198,656	2,478,205
Stockholders' equity:
Common stock, par value $.01 per share; authorized
100,000,000 shares; issued and outstanding: 14,703,383
shares in 2007 and 4,858,000 shares in 2006	147,034	48,580
Additional paid-in capital	79,558,527	16,848,643
Accumulated other comprehensive income	(935,647)	(1,679,388)
Retained earnings	5,384,678	8,442,164
Total stockholders' equity	84,154,592	23,659,999
	$127,340,189	$50,667,026

GEORESOURCES, INC. and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Revenue:
Oil and gas revenues	$7,512,616	$3,661,985	$18,110,424	$10,687,455
Partnership management fees	300,915	63,651	712,735	247,189
Property operating income	399,803	368,090	1,082,093	766,560
Gain (loss) on sale of property and equipment	-	20,454	(15,218)	335,294
Partnership income (loss)	115,856	36,320	329,203	116,619
Interest and other	306,205	776,408	818,403	1,037,435
Total revenue	8,635,395	4,926,908	21,037,640	13,190,552

Expenses:
Lease operating expense	2,367,829	1,018,179	5,683,099	2,892,956
Severance taxes	604,758	349,711	1,407,499	831,760
Re-engineering and workovers	301,354	152,003	734,426	330,477
Exploration	-	52,287	-	483,808
General and administrative expense	1,258,361	729,709	4,505,619	1,982,844
Depreciation, depletion, and amortization	1,728,336	732,656	4,589,243	2,172,856
Hedge ineffectiveness	3,194	(188,646)	(210)	(365,875)
Interest	25,096	135,958	380,423	174,074
Total expense	6,288,928	2,981,857	17,300,099	8,502,900

Income before income taxes	2,346,467	1,945,051	3,737,541	4,687,652

Income taxes:
Current	553,159	-	649,190	-
Deferred	381,217	-	2,138,885	-
	934,376	-	2,788,075	-

Net income	$1,412,091	$1,945,051	$949,466	$4,687,652

Net income per share (basic and diluted)	$0.10	$0.40	$0.08	$0.96

Weighted average shares outstanding (basic and diluted)	14,703,383	4,858,000	11,638,567	4,858,000